Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Eagle Nuclear Energy Corp. (the “Company”) on Form 10-Q for the Quarter ended February 28, 2026, as filed with the Securities and Exchange Commission (the “Report”), I, Manavdeep Mukhija, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2026	By:	/s/ Manavdeep Mukhija
Manavdeep Mukhija
Chief Executive Officer and Chairman
(Principal Executive Officer)